UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2025

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Greenway Plaza, Suite 1100, Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on or about August 18, 2021, Viking Energy Group, Inc. (“Viking”), a wholly-owned subsidiary of Camber Energy, Inc., entered into an Exclusive Intellectual Property License Agreement with ESG Clean Energy (“ESG”), as amended by an amended Appendix A dated on or about November 12, 2021 (collectively, the “License Agreement”), pursuant to which Viking licensed from ESG certain Licensed Product, Licensed Know How and Patent Rights (with such aforementioned italicized terms having the meanings given to them in the License Agreement), which were licensed to ESG from Scuderi Group, Inc. (“Scuderi”).  Scuderi previously acknowledged and approved the License Agreement.

On August 13, 2025, Viking, ESG and Scuderi signed an Amendment to Exclusive Intellectual Property License Agreement (the “Amendment”) pursuant to which Scuderi was added, effective as of such date, as an additional licensor or grantor, as applicable, under the License Agreement, and was vested with all future rights and obligations of ESG thereunder, and Scuderi assumed all remaining duties, liabilities and benefits of ESG under the License Agreement, to the same extent as ESG.  Further, all general references to ESG in the License Agreement are deemed to read ‘ESG and Scuderi” and all provisions containing obligations of ESG are deemed to be obligations of ESG and Scuderi, jointly and severally.

As previously disclosed, the intellectual property licensed by Viking under the License Agreement includes certain patents and/or patent applications including, without limitation, the following:

No.	Reference No.	Details	Directed To
1	5874.001A	U.S. Patent No.: 10,774,733, File date: October 24, 2018, Issue date: September 15, 2020, Titled: "Bottoming Cycle Power System."	Systems for generating bottoming cycle power and producing distilled water
2	5874.001AEP

European Patent No.: EP3728891, Issue Date: April 12, 2023; Validated in the United Kingdom, France and Germany; European Patent Application No.: EP18870699.8, International File date: October 24, 2018, PCT Publication No.: WO2019084208, European Publication No.: EP3728801A1; Titled: "Bottoming Cycle Power System."

Systems for generating bottoming cycle power and producing distilled water
3	5874.004	U.S. Patent No.: 11286832, Issue Date: March 29, 2022; U.S. Patent Application No.: 17/224,200, File date: April 7, 2021, Titled: "Bottoming Cycle Power System.”	Systems for generating bottoming cycle power and capturing carbon dioxide
4	5874.004A

U.S. Patent No.: 11415052, Issue Date: August 16, 2022; U.S. Patent Application No.: 17/448,943, File date: September 27, 2021, Titled: "Systems and Methods Associated With Bottoming Cycle Power Systems for Generating Power and Capturing Carbon Dioxide."

Systems and Methods for generating bottoming cycle power and capturing carbon dioxide
5	5874.004B

US Patent No.: 11624307, Issue Date: April 11, 2023; U.S. Patent Application No.: 17/580,777, File date: January 21, 2022, Titled: "Systems and Methods Associated With Bottoming Cycle Power Systems for Generating Power and Capturing Carbon Dioxide."

Systems and Methods for generating bottoming cycle power and capturing carbon dioxide
6	5874.004WO	PCT International Patent Application No.: PCT/US2022/022827, File date: March 31, 2022, Titled: "Bottoming Cycle Power Systems."	Systems and Methods for generating bottoming cycle power and capturing carbon dioxide
7	5874.004AWO

PCT International Patent Application No.: PCT/US2022/076635, File date: September 19, 2022, Titled: “Systems And Methods Associated With Bottoming Cycle Power Systems For Generating Power And Capturing Carbon Dioxide; Published on October 13, 2022 with Publication No.: WO 2022/216519

Systems and Methods for generating bottoming cycle power and capturing carbon dioxide
8	5874.005	U.S. Patent No.: 11,339,712, Issue Date: May 24, 2022; U.S. Patent Application No.: 17/358,197, File date: June 25, 2021, Titled: "Bottoming Cycle Power System."	Systems for generating bottoming cycle power, capturing carbon dioxide and producing associated products such as distilled water
9	5874.005A

U.S. Patent No.: 11,346,256, Issue Date: May 31, 2022; U.S. Patent Application No.: 17/448,938, File date: September 27, 2021, Titled: "Systems and Methods Associated With Bottoming Cycle Power Systems for Generating Power, Capturing Carbon Dioxide and Producing Products."

Systems and Methods for generating bottoming cycle power, capturing carbon dioxide and producing associated products such as distilled water and diesel exhaust fluid (DEF)
10	5874.005B

U.S. Patent Application No.: 17/661,382, File date: April 29, 2022, Titled: "Systems and Methods Associated With Bottoming Cycle Power Systems for Generating Power, Capturing Carbon Dioxide and Producing Products."

Systems and Methods for generating bottoming cycle power, capturing carbon dioxide and producing associated products such as distilled water and diesel exhaust fluid (DEF).
11	5874.005AWO

PCT International Patent Application No.: PCT/US2022/034298, File date: June 21, 2022, Titled: "Systems and Methods Associated With Bottoming Cycle Power Systems for Generating Power, Capturing Carbon Dioxide and Producing Products."; Published on December 29, 2022 with Publication No.: WO 2022/271667

Systems and Methods for generating bottoming cycle power, capturing carbon dioxide and producing associated products such as distilled water and diesel exhaust fluid (DEF).
12	5874.006

U.S. Patent No.: 11639677, Issue Date: May 2, 2023; U.S. Patent Application No.: 17/934,279, File date: September 22, 2022, Titled: “System And Method For Capturing Carbon Dioxide From A Flow Of Exhaust Gas From A Combustion Process.”

Systems and Methods of Capturing Carbon Dioxide Utilizing The Exhaust Gas From An Internal Combustion Engine
13	5874.007A

U.S. Non-Provisional Patent Application No.: 18/312930, Filing date: May 5, 2023; Converted to a non-provisional from provisional case no: 5874.007P1; U.S. Provisional Patent Application No.: 63/371546, File date: August 16, 2022, Titled: "Absorption Chiller System With A Transport Membrane Heat Exchanger."

Systems and Methods for removing water from air or exhaust gas using an absorption chiller system having a transport membrane heat exchanger as an evaporator

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference in its entirety.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Exclusive Intellectual Property License Agreement by and between Viking Energy Group, Inc., ESG Clean Energy, LLC and Scuderi Group, Inc., dated as of August 13, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: August 14, 2025	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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